FIXED ASSETS	3 Months Ended
Mar. 31, 2012
FIXED ASSETS

5. FIXED ASSETS

Fixed assets consisted of the following at December 31:

	2011	2010

Office and laboratory equipment	$3,069,889	$2,984,375
Computer software	4,000	—
Leasehold improvements	2,324,672	2,317,597
Total fixed assets	5,398,561	5,301,972
Less accumulated depreciation and amortization	(2,353,996)	(1,791,483)
Fixed assets, net	$3,044,565	$3,510,489

For the years ended December 31, 2011 and 2010, the Company incurred approximately $585,000 and $580,000 of depreciation expense, respectively.

During the three months ended March 31, 2012, the change to net fixed assets consisted of an increase of approximately $140,000 to accumulated depreciation and amortization and purchases of equipment totaling approximately $15,000.